UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

July 28, 2006

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

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Filed by the registrant

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Filed by a party other than the registrant

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

ONLINE HOLDINGS, INC.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)

Proposed maximum aggregate value of transaction:

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5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

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Form, Schedule or Registration Statement No.

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Filing Party:

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Date Filed:

INFORMATION STATEMENT

July __, 2006

ONLINE HOLDINGS, INC.

959 South 2300 East

Springville, Utah 84663

This information statement is circulated to advise the stockholders of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Voting Capital Stock of the Company.  Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

The matters upon which action is being taken are:

1.

Amend the Articles of Incorporation to increase the authorized capital so the total number of shares of Common Stock the Company is authorized to issue is One Hundred Million (100,000,000) shares with $0.001 par value and the total number of shares of Preferred Stock the Company is authorized to issue is Ten Million (10,000,000) shares with $0.001 par value, in such series and designations as may be authorized by the Board of Directors.

2.

Amend the Articles of Incorporation to change the name of the Company to STANDARD DRILLING, INC., or such other similar name as may be available in Nevada.

3.

Approve and adopt the 2006 Stock Option Plan allocating 9,000,000 shares of Common Stock to be granted pursuant to the Plan.

The shareholders holding shares representing 83.8% of the votes entitled to be cast at a meeting of the Company’s shareholders, consented in writing to the proposed actions.  The approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

The Company’s Board of Directors approved these actions on July 27, 2006 and recommended that the Articles of Incorporation be amended to reflect the above actions.  The proposed Amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State and will be effective when filed.  The anticipated filing date will be approximately 20 days after the mailing of this Information Statement to our Shareholders.

If the proposed actions were not adopted by written majority shareholder consent, it would have been necessary for these actions to be considered by the Company’s Shareholders at a Special Shareholder’s Meeting convened for the specific purpose of approving the actions.

The elimination of the need for a special meeting of the shareholders to approve the actions is authorized by the provisions of NRS 78.320 of the General Corporation Law of Nevada, (the “Nevada Law”).  NRS 78.320 provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to NRS 78.320, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Articles of Incorporation.  In a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on, or about August 7, 2006.  The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was July 27, 2006, (the “Record Date”).

Outstanding Voting Stock of the Company

As of the Record Date, there were 23,850,000 shares of Common Stock issued and outstanding.  The Common Stock constitutes the outstanding class of voting securities of the Company.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon except that the proposed Amendment is a condition to the potential acquisition described below, and one of the terms of the acquisition provides for Mr. Carter to surrender 20,000,000 shares to exchange for approximately $60,000.  No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company.  No proposals have been received from security holders.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of July 27, 2006, the name and the number of voting shares of the Registrant, $0.001 par value, held of record or was known by the Registrant to own beneficially more than 5% of the 23,850,000 voting shares issued and outstanding, and the name and shareholdings of each officer and director individually and of all officers and directors as a group.  Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Voting Shares

Common	Shaun Carter (2) 959 South 2300 East Springville, Utah 84663	20,000,000	83.8%

Common	Officers, Directors and Nominees as a Group: 1 persons	20,000,000	83.8%

(1)

For purposes of this table, a beneficial owner is one who, directly or indirectly, has or shares with others (a) the power to vote or direct the voting of the Voting Stock (b) investment power with respect to the Voting Stock which includes the power to dispose or direct the disposition of the Voting Stock.

(2)

Officer and/or Director of the Company

Other than described below in the potential Standard Drilling transaction, there are no contracts or other arrangements that could result in a change of control of the Company.

No Dissenter’s Rights

Under Nevada Law, any dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide shareholders with any such right.

Purpose and Effect of the Actions

Amend the Articles of Incorporation to increase the authorized capital.  By increasing (i) the total number of shares of Common Stock the Company is authorized to issue to One Hundred Million (100,000,000) shares with $0.001 par value and (ii) the total number of shares of Preferred Stock the Company is authorized to issue to Ten Million (10,000,000) shares with $0.001 par value, in such series and designations as may be authorized by the Board of Directors, the Company will be postured to consummate a merger or acquisition of a suitable target.  Currently, insufficient shares are authorized to effect a merger or acquisition on the terms contemplated with Standard Drilling.

The change in capital will not affect the relative rights or privileges of our common stock shareholders.  The newly authorized common stock will have the same rights as the presently authorized shares of Common Stock.  The Preferred Stock, once authorized, requires future board approval in order to fix and determine the designations, rights, preferences or other variations of each class or series.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, the proposed increase in our authorized common and preferred stock will have on the market price of the Company’s common stock.

The proposed Amended and Restated Articles of Incorporation are included as an exhibit to this Information Statement.

Amend the Articles of Incorporation to change the name of the Company.  Due to the evolving nature of the Company’s business and in anticipation of the acquisition described below, the Board of Directors has determined that it is the best interests of the Company to change its corporate name to Standard Drilling, Inc., or such other similar name as may be available in Nevada.  The name change will be effected by an amendment to the Company’s Articles of Incorporation.  By changing the name of the Company to Standard Drilling, Inc., management believes the Company will appear more attractive to the potential acquisition candidate.

The proposed Amended and Restated Articles of Incorporation are included as an exhibit to this Information Statement.

Approve and adopt the 2006 Stock Option Plan and allocate 9,000,000 shares of common stock for grants pursuant to the Plan.  As a condition to the proposed acquisition, the Company is to approve and adopt the 2006 Stock Option Plan and allocate 9,000,000 shares of common stock for grants pursuant to the Plan.  The 2006 Stock Option Plan is included as an exhibit to this Information Statement.

Potential Acquisition.  On July 27, 2006, the Company entered into an Agreement and Plan of Merger with Standard Drilling, Inc., a Delaware corporation (“STANDARD DRILLING”) whereby a subsidiary of the Company will merge with and into STANDARD DRILLING, the Company will issue shares of common stock to the stockholders of STANDARD DRILLING on a share for share basis.  As a result of the merger STANDARD DRILLING will become a wholly owned subsidiary of the Company.  The proposed transaction requires the Company to increase its authorized capital shares as detailed above and change the Company’s name.  As a part of the proposed transaction, certain shareholders of the Company will cancel 20,000,000 currently issued and outstanding shares and the Company will issue to STANDARD DRILLING’s stockholders, warrant holders and option holders 41,598,000 shares of Common Stock and 16,299,000 warrants and/or options to purchase the Company’s Common Stock.

Headquartered in Washington, DC and Houston, Texas, STANDARD DRILLING, Inc. is a Delaware corporation that was formed in February 2006 to provide contract land drilling services to independent and major oil and gas exploration and production companies.  It anticipates having a premium fleet of three rigs by the end of 2006.  It has contracts to purchase one 1600 horsepower rig, and two 1200 horsepower rigs.  These rigs will all be constructed from new and used components.  After these initial purchases, we intend to continue making additions to our drilling fleet, either through acquisitions of selected assets or through the construction of refurbished drilling rigs.  STANDARD DRILLING expects all of its rigs will initially operate in unconventional natural gas producing areas, where specialized drilling techniques are required to develop unconventional natural gas resources efficiently. Horizontal drilling is a specialized drilling technique intended to increase the exposure of the wellbore to the natural gas producing formation and increase drainage rates and production volumes. STANDARD DRILLING is equipping its rigs for drilling horizontal wells with top-drives that will make them more efficient in the drilling of long reach horizontal wells; long reach horizontal wells are increasing as a percentage of total wells drilled in the United States and make up the major proportion of current wells being drilled in gas shale prospects.

Standard Drilling’s operational headquarters is in the Houston, Texas area just south of the United States' currently most active natural gas regions.  STANDARD DRILLING intends to focus itsr operations on the drilling of natural gas wells in the Arkoma Basin in eastern Oklahoma and western Arkansas, the Fort Worth Basin in northern Texas, and the Williston Basin in eastern Montana and North Dakota  These geological basins are generally characterized by unconventional natural gas formations with very low permeability rock, such shales of the Mississippian and Devonian periods.  In addition to its drilling rigs, STANDARD DRILLING will provide its customers with the drilling crews and most of the ancillary equipment needed to operate the drilling rigs.  Although STANDARD DRILLING is primarily an oil and gas services company, it intends to also use its rigs to gain interests in oil and natural gas properties through the participation in the wells drilled utilizing our drilling equipment.

STANDARD DRILLING expects to earn its revenues by drilling oil and gas wells for its customers and through our negotiated participation in oil and natural gas properties.  STANDARD DRILLING expects to obtain contracts for drilling oil and gas wells either through competitive bidding or through direct negotiations with customers.  The drilling contracts will provide for compensation on either a term, daywork or footage basis.  Contract terms will generally depend on the complexity and risk of operations, the on-site drilling conditions, and the type of equipment used and the anticipated duration of the work to be performed.

The acquisition of STANDARD DRILLING, Inc. is contingent upon certain terms and conditions including the change in name, the increase in authorized capital and the adoption of the option plan.  The complete agreement between the Company and STANDARD DRILLING, Inc. may be viewed at the Securities and Exchange Commission website, www.sec.gov.

DILUTION TO SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS FOLLOWING THE POTENTIAL ACQUISITION

Upon completion of the merger with Standard Drilling, Inc. there will be a total of 45,448,000 of Company Common Stock issued and outstanding and 16,299,000 warrants or options to purchase shares of Company Common Stock issued and outstanding.  Currently there are 23,850,000 shares of Company Common Stock issued and outstanding.  Once the potential acquisition of Standard Drilling, Inc. is completed, the following persons will have voting control of the Company through their ownership of Common Stock.

	Name and Address of	Amount and Nature of	Percentage
Title of Class	Beneficial Owner (1)	Beneficial Ownership	of Class

Common	Prentis B. Tomlinson, Jr. (2)(3)	17,010,000	34.2%

Common	Edward L. Moses (2)(4)	750,000	1.6%

Common	W. Richard Anderson (2)(4)	400,000	*

Common	Stuart Beckon (2)(4)

Common	Robert T. Moffett (2)(4)

Common	O. Oliver Pennington (2)(4)	400,000	1.4%

Common	Robert H. Nunnallee (2)(4)

Common	Peter F. Frey (2)(4)	100,000	*

Common	International Capital Advisory, Inc.	3,600,000	7.9%

Common	The Tobin Family Trust (5) 40 Bassano Rd. Toronto, ON Canada M2N 2K1	2,650,000	5.8%

Common	Officers and Directors as a Group (5 Persons)	22,750,000	44.3%

*Less than 1%

(1)

For purposes of this table, a beneficial owner is one who, directly or indirectly, has or shares with others (a) the power to vote or direct the voting of the Common Stock (b) investment power with respect to the Voting Stock which includes the power to dispose or direct the disposition of the Common Stock.

(2)

Officer and/or Director of the Company.

(3)

Includes (i) 300,000 shares owned directly,(ii) 12,200,000 shares held in the name of Standard Drilling Partners, LLC of which Prentis Tomlinson is the manager and owns [all] of the currently outstanding member interests and as a result is considered the beneficial owner of the shares.  Also includes warrants for 300,000 shares that may be exercised in the next 60 days and options for 4,000,000 shares that may be exercised in the next 60 days.

(4)

These are options for shares that may be exercised in the next 60 days.

(5)

Morrie Tobin, the trustee, has voting and dispositive power with respect to the shares held by The Tobin Family Trust.  The address of the beneficial owner is 202 Melrose Avenue, Toronto, Ontario, Canada.

Upon completion of the STANDARD DRILLING acquisition, the following people will be appointed officers and directors of the Company:

Prentis B. Tomlinson, Jr., President, CEO and Chairman.  Mr. Tomlinson has over 30 years of experience in the energy industry, and is a second-generation oil and gas man who traces his roots back to Tomlinson Geophysical Service, founded in 1937 by P. B. Tomlinson, Sr.  Mr. Tomlinson has founded a number of companies in the energy sector, including exploration and production companies, crude trading company and another oilfield service company, TGS Geophysical, Inc., which merged with Nopec in 1997 to form TGS Nopec (www.TGS-Nopec.com) (OSE: TGS).  Since 2001 Mr. Tomlinson has been a private investor.  In 2003 Mr. Tomlinson helped to found, and remains a significant shareholder in, a drilling technology company based in Houston, Texas, Particle Drilling Technologies, Inc. (www.particledrilling.com) (Nasdaq: PDRT).  In 2005 Mr. Tomlinson founded Calibre Energy, Inc. (www.calibreenergy.com) (OTC: CBRE.OB) and currently serves as Chairman, President, and CEO. Mr. Tomlinson expects to continue in his position at Calibre Energy while also serving as our President, CEO and Chairman.

Edward L. Moses, Jr., Vice President of Operations and Director.  Mr. Moses has over 40 years experience in the oil and gas industry beginning as a roustabout and roughneck for drilling contractors while studying for his B.S. in Petroleum Engineering at Texas A&M University.  He is currently a Director of Horizon Offshore (Nasdaq: HOFF) and in 2005, Mr. Moses helped to found Calibre Energy, Inc. (www.calibreenergy.com) (OTC: CBRE.OB) and currently serves as Vice Chairman and as a Director of Calibre Energy.  After receiving his engineering degree in 1958, Mr. Moses joined The Superior Oil Company where he was Manager of Domestic and International Drilling Operations.  He left Superior Oil in 1976 to work as an independent consultant where he and his partners provided consulting and turnkey drilling services throughout the Gulf Coast, South Texas, and North Sea areas as well as India and Central America.  Mr. Moses joined Deep Tech companies in 1989 as Vice President, Engineering.  Before leaving Deep Tech in 1998, he served as Senior Vice President of North Atlantic Pipeline Partners, L.P.; Senior Vice President of Tatham Offshore Canada, Limited; Managing Director of Deepwater Production Systems, Inc.; and Executive Vice President of RIGCO North American, L.L.C.  From 1998 until 2000, Mr. Moses was the Chairman and Chief Executive Officer of Prime Natural Resources, Inc. a Houston based exploration and production company.  Since 2000 Mr. Moses has been a private investor.  He is a Professional Engineer in Texas and Louisiana, member of Society of Petroleum Engineers, Texas Society of Professional Engineers, and a Director of Spindletop.  Mr. Moses expects to continue his position at Calibre Energy while also serving as our Vice President of Operations.

Robert T. Moffett, Senior Vice President and General Counsel.  Mr. Moffett has over 30 years of experience in the oil & gas industry.  After graduating from Southern Methodist University Law School in 1976, Mr. Moffett served as a Law Clerk for a United States District Court Judge for the Southern District of Texas.  In 1978, he formed the law firm of Moffett & Davis, specializing in oil & gas matters, later merging with the largest oil & gas law firm in the State of Texas.  Mr. Moffett then went on to form Moffett & Brewster in 1987.  Moffett & Brewster, specialized in the purchase and management of oil & gas minerals for various investors.  In 1992, Mr. Moffett joined Howell Corporation as General Counsel, and later became Corporate Secretary.  In 2002, Howell Corporation was sold to Anadarko Petroleum Corporation.  The sale was handled by senior management, without the participation of investment bankers, thereby saving the shareholders millions.  Further, Mr. Moffett has served as a Director and Chairman of the Audit Committee of Genesis Energy, L.P.

Robert H. Nunnallee, Vice President/Land.  Mr. Nunnallee has over 30 years experience in all phases of land related activities.  Primary geographical areas of expertise include Texas, Louisiana, Mississippi and Alabama.  His career as a Petroleum Landman began in 1973, being trained by his father, Bert M. Nunnallee, a then practicing oil and gas attorney.  Mr. Nunnallee’s first in-house position as a Landman was with Buttes Resources Company in 1976, followed by Senior Landman positions with Bluesky Oil & Gas, Inc. and MGF Oil Corporation.  His most recent in-house position was as Land Manager and Vice President/Land with Howell Petroleum Corporation from 1985 to 1996. In late 1996 Mr. Nunnallee returned to performing all phases of field land work as an independent.

Michael J. Walker, Vice President and Head of Drilling Operations.  With over 38 years of worldwide drilling, engineering, operations and management experience, Mr. Walker has demonstrated expertise in innovative drilling practices and completion for domestic and international projects.  He is also skilled in developing mature assets, and the planning and execution of remote exploration wells.  Mr. Walker worked as the Worldwide Drilling Manager and Chief Drilling Engineer for Occidental Petroleum Corporation’s Headquarters office and 15 subsidiaries (Common: OXY)  www.oxy.com where he handled their domestic and International assets (2001-2006).  During 2000-2001, Mr. Walker worked at Anadarko Petroleum Corporation (Common: APC) www.anadarko.com as Manager of Drilling in the International and Offshore Division.  Mr. Walker served as the Manager of Drilling, Worldwide for Union Pacific Resources Company (NYSE: UPR) www.up.com (1987-2000).  As Manager of Drilling and Production for the International Division of Diamond Shamrock, Mr. Walker conducted the drilling and evaluation of wells and managed subsidiary offices in six different countries (1983-1987).

O. Oliver Pennington, III Vice President and Chief Financial Officer.  Mr. Pennington has over 11 years of experience in the financial industry and can trace his roots in the oil and gas business through his grandfather, Arthur Buzzini, back to the mid-1930s.  From July 2005 until December of 2005 Mr. Pennington was a private investor.  From January 2003 until June 2005, Mr. Pennington was employed as a partner and senior member of the investment team of Sthenos Capital Limited, a hedge fund based in London, and from August 1996 until September of 2002 as the Head of International Trading, analyst and member of the international investment team at Kingdon Capital Management Corp., a hedge fund based in New York.  He was a private investor from September 2002 until January of 2003. Mr. Pennington started his career as a trader for AIM Management, an asset management company based in Houston. In December 2005 Mr. Pennington joined Calibre Energy, Inc. (www.calibreenergy.com) (OTC: CBRE.OB) and currently serves its CFO.

Peter F. Frey, Controller.  Mr. Frey has over 39 years of experience in accounting, banking and finance.  After serving in the U.S. Air Force, Mr. Frey began his financial career at Buffalo Savings Bank, later known as Goldome FSB where he was Assistant Vice President for Budgeting and Planning for the $16 billion bank. Since retiring from Goldome FSB, Mr. Frey has worked for various financial and banking institutions including FDIC – Resolution Trust Corporation, which assisted with the Savings and Loan Association crisis of the early 90’s.  From there he joined ESL Federal Credit Union as Controller, which was successfully separated from the Eastman Kodak Company and was launched as an independently managed financial institution.  From March 1997 until December 2001 Mr. Frey was employed as the Director of Accounting Operations by Superior Bank FSB, managing the accounting operations for the bank and a coast-to-coast lending operation.  From December 2001 to August 2003 Mr. Frey was the Director of Accounting Operations at the Nasdaq Stock Market where he developed and implemented the accounting operations and payroll functions for the impending separation from the parent company, NASD.  From August 2003 until January 2004 Mr. Frey worked as a private consultant.  From January 2004 to December 2005 Mr. Frey was employed by Rose Financial Services, LLC as project manager.  In December 2005, Mr. Frey joined Calibre Energy, Inc. (www.calibreenergy.com) (OTC: CBRE.OB) and currently serves its Controller.

W. Richard Anderson, Director.  Mr. Anderson worked with Hein & Associates LLP, a Houston based certified public accounting firm, from 1984 to 1998, where he served as a partner from 1989 to January 1995 and as a managing partner of the firm from January 1995 to October 1998.  In 1999, Mr. Anderson left Hein & Associates to work at Prime Natural Resources, Inc. as its Chief Financial Officer.  Since 2000 he has served as President and Chief Executive Officer of Prime Natural Resources.  Prime Natural Resources is a closely held exploration and production company.  Additionally, Mr. Anderson became a Director in 1999 of Boots & Coots International Well Control and chairs the audit committee to the board as well as serves as a member of the Compensation Committee and in 2005, Mr. Anderson became a Director of Calibre Energy, Inc. (www.calibreenergy.com) (OTC: CBRE.OB) and currently chairs the audit committee.

Murray Smith, Director.  Murray Smith was appointed in January 2005 as the official representative of the province of Alberta to the United States.  He leads the newly established Alberta Office in Washington, D.C., co-located in the Canadian embassy.  Prior to his diplomatic posting, Mr. Smith served for twelve years as a member of the legislative assembly in the Alberta.

During the period from 1994 to 2004, Premier Ralph Klein appointed him to four different cabinet portfolios: energy, gaming, labor and economic development.

As Minister of Energy (2001-04), Mr. Smith was responsible for gaining international recognition of Alberta's 176 billion barrels of established oil reserves, including 174 billion barrels of oil sands reserve.  During his tenure, Alberta's annual oil and gas royalty revenue rose to over $9 billion, a record number of wells were drilled (over 20,000), and over $60 billion in investment was committed to Alberta oil sands projects.  Mr. Smith was also responsible for Alberta's electricity sector, guiding the $5 billion market move to competitive wholesale generation.  Increased investment added over 5000MW in new generation, and Alberta became the top wind generated electricity province in Canada.  Mr. Smith also served as gaming minister (1999-2001) and Minister for Labor (1996-99).  And in his first cabinet-level post, as economic development minister (1994-96), he initiated the largest industrial tax reduction in the province's history.  He was a member of the cabinet committee treasury board and a main contributor to the province's debt retirement plan, which led the province to become the first debt-free jurisdiction in Canada. Before serving as an elected member of the Alberta legislature in 1993, Mr. Smith was an independent businessman.  He founded and owned a number of Alberta-based energy and retail companies.

OTHER INFORMATION

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company.  Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

FINANCIAL INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-KSB for the period ended December 31, 2005 and other periodic filing with the Securities and Exchange Commission (“SEC)” which we file from time to time.  This information may be found on the SEC’s EDGAR database at www.sec.gov.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment.  Your consent to the actions and Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By: Order of the Board of Directors

________________________________________

Date:

_________________

Shaun Carter

Chairman of the Board

Exhibit “A”

Proposed Amendment to the Articles of Incorporation

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
ONLINE HOLDINGS, INC.

Pursuant to NRS 78.403 of the Nevada Business Corporations Act, Online Holdings, Inc., (the “Corporation”) adopts the following Amendment and Restatement of its Articles of Incorporation by stating the following:

FIRST:	The present name of the Corporation is ONLINE HOLDINGS INC.

SECOND:	The following amendment and restatement to its Articles of Incorporation were adopted by majority vote of shareholders of the Corporation on July __, 2006 in the manner prescribed by Nevada law.

THIRD:	The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of said amendment was 23,850,000.

FOURTH:	The number of shares voted for such amendment and restatement was 20,000,000 or 83.8%and the number voted against such amendment was 0 or 0%.

DATED:	July ___, 2006

ONLINE HOLDINGS, INC.

Shaun Carter

President and Secretary

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
ONLINE HOLDINGS, INC.

ARTICLE I
NAME

The name of the Corporation shall be:  STANDARD DRILLING, INC.

ARTICLE II
PERIOD OF DURATION

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III
PURPOSES AND POWERS

The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all other lawful activity as provided by the laws of the State of Nevada.

ARTICLE IV
AUTHORIZED SHARES

The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000 shares.  Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.  The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a)

100,000,000 shares of common stock, $0.001 par value ("Common Stock");

(b)

10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock").

The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the corporation or for any debt securities of the corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.

The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law.  The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation.

ARTICLE V
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.  No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE VI
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

ARTICLE VII
LIMITATION ON LIABILITY

A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.300 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

ARTICLE VIII
PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the Corporation's registered office in the state of Nevada is 3230 East Flamingo Road, Suite 156, Las Vegas, Nevada 89121.  The name of its initial resident agent in the state of Nevada is Gateway Enterprises, Inc.  Either the registered office or the resident agent may be changed in the manner provided by law.

ARTICLE IX
AMENDMENTS

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE X
ADOPTION AND AMENDMENT OF BYLAWS

The board of directors shall not adopt the original bylaws, but shall adopt other bylaws in their discretion.  The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws.  The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

ARTICLE XI
DIRECTORS

The governing board of the Corporation shall be known as the board of directors.  The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one nor more than seven directors.

Exhibit “B”

ONLINE HOLDINGS, INC.

2006 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of the ONLINE HOLDINGS, INC. 2006 STOCK INCENTIVE PLAN (the “Plan”) is to provide a means through which ONLINE HOLDINGS, INC., a Nevada corporation (the “Company”), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates.  A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates.  Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, Consultant or Director as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

1.

“Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.

“Award” means, individually or collectively, any Option or Restricted Stock Award.

3.

“Board” means the Board of Directors of the Company.

4.

“Code” means the Internal Revenue Code of 1986, as amended.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

5.

“Committee” means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

6.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph IX.

7.

“Company” means Online Holdings, Inc., a Nevada corporation, and any successor thereto that adopts the Plan.

8.

“Consultant” means any person who is not an employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

9.

“Corporate Change” shall have the meaning assigned to such term in Paragraph IX(c) of the Plan.

10.

“Director” means an individual who is a member of the Board.

11.

An “employee” means any person (including a Director) in an employment relationship with the Company or any Affiliate.

12.

“Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported.  If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded.  In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

13.

“Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.

14.

“Option” means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

15.

“Option Agreement” means a written agreement between the Company and a Participant with respect to an Option.

16.

“Participant” means an employee, Consultant, or Director who has been granted an Award.

17.

“Plan” means the Online Holdings, Inc. 2006 Stock Incentive Plan, as amended from time to time.

18.

“Restricted Stock Agreement” means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

19.

“Restricted Stock Award” means an Award granted under Paragraph VIII of the Plan.

20.

“Stock Appreciation Right” shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

ARTICLE III
EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, in any Option Agreement or in any Restricted Stock Agreement, no Option shall be exercisable and no Restricted Stock Award shall vest prior to such stockholder approval.  No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board.  The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired, and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

ARTICLE IV
ADMINISTRATION

1.

Composition of Committee.  The Plan shall be administered by a committee of, and appointed by, the Board.  In the absence of the Board’s appointment of a committee to administer the Plan, the Board shall serve as the Committee.

2.

Powers.  Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option or nonqualified Option shall be granted, and the number of shares to be subject to each Option or Restricted Stock Award.  In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its discretion shall deem relevant.

3.

Additional Powers.  The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.  Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect.  The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

ARTICLE V
SHARES SUBJECT TO THE PLAN; GRANT OF AWARDS

1.

Shares Subject to the Plan.  Subject to adjustment in the same manner as provided in Paragraph IX with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 9,000,000 shares.  Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award is settled in cash.  To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan.

2.

Grant of Awards.  The Committee may from time to time grant Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

3.

Stock Offered.  Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.  Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

ARTICLE VI
ELIGIBILITY

Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors.  An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, or any combination thereof.

ARTICLE VII
STOCK OPTIONS

1.

Option Period.  The term of each Option shall be as specified by the Committee at the date of grant; provided, however, that each such Option by its terms shall not be exercisable after the expiration of ten years from the date of grant.

2.

Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

3.

Special Limitations on Incentive Stock Options.  An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.  No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.  An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.

4.

Option Agreement.  Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code.  Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option.  An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price.  Moreover, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures satisfactory to the Committee with respect thereto.  Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor (“Stock Appreciation Rights”), on such terms and conditions as the Committee in its sole discretion may prescribe.  In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered.  The terms and conditions of the respective Option Agreements need not be identical.  Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable.)

5.

Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph IX, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted.  The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee.  The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.  If permitted by applicable law, the Company may assist a Participant who has received an Option in the payment of such Option’s purchase price by lending the amount of some or all of such purchase price to such Participant on such terms and such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.  Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

6.

Stockholder Rights and Privileges.  The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant’s name.

7.

Options and Rights in Substitution for Options Granted by Other Employers.  Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

ARTICLE VIII
RESTRICTED STOCK AWARDS

1.

Forfeiture Restrictions To Be Established by the Committee.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”).  The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance targets established by the Committee, (ii) the Participant’s continued employment with the Company or an Affiliate or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing.  Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

2.

Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant.  Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions.  Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

3.

Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

4.

Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards.  The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date.  Any action by the Committee pursuant to this Subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

5.

Restricted Stock Agreements.  At the time any Award is made under this Paragraph VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Restricted Stock Agreements need not be identical.  Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

ARTICLE IX
RECAPITALIZATION OR REORGANIZATION

1.

No Effect on Right or Power.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

2.

Subdivision or Consolidation of Shares; Stock Dividends.  The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.  Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

3.

Recapitalizations and Corporate Changes.  If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Option.  If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a “Corporate Change”), no later than (x) 10 days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) 30 days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant:  (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

4.

Change of Control Value.  For the purposes of clause (2) in Subparagraph (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the per share price offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.  In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

5.

Other Changes in the Common Stock.  In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph IX, the aggregate number of shares available under the Plan shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

6.

Stockholder Action.  Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

7.

No Adjustments unless Otherwise Provided.  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted.  The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to (a) increase the maximum aggregate number of shares that may be issued under the Plan or (b) change the class of individuals eligible to receive Awards under the Plan.

ARTICLE XI
MISCELLANEOUS

1.

No Right To An Award.  Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee, Consultant, or Director any right to be granted an Option, a right to a Restricted Stock Award, or any other rights hereunder except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

2.

No Employment/Membership Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time.  Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

3.

Other Laws; Withholding.  The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.  The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

4.

No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.  No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

5.

Restrictions on Transfer.  An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c) shall be transferable freely transferable on the date of issuance.

6.

Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflicts of law principles thereof.